Exhibit 10.51

BDCID: 10046045364

January 30, 2026

Ms. Fareeha Khan

Dirtt Environmental Solutions Ltd. 7303 - 30th Street SE

Calgary, AB T2C 1N6

Re: BDC Loan 340411-01

Dear Ms. Khan:

We write in reference to our Letter of Offer for Loan No. 340411-01, and any subsequent amendments thereto. Subject to the terms set out below, the following amendments will be made to your loan.

The amendments shall take effect upon receipt by BDC of the Acceptance Form duly signed by all signatories no later than April 29, 2026.

Amendments- Loan No. 340411-01:

SECURITY

The following Security is added to this Loan:

■
Irrevocable, unconditional Letter of Credit in the amount of $3,500,000 drawn on a Canadian financial institution renews on an annual basis. BDC may cash the Letter of Credit and use the funds to remedy any default on the Loan, including the payment of any arrears in real estate or school taxes owed on your realty that may have been taken as Security for the Loan. In the event the Letter of Credit has not been renewed or replaced two weeks before its expiry date, BDC may cash it and hold the monies as security or apply the proceeds to the Loan.

BDC's legal advisors shall review and approve the above letter of credit prior to the final

$5,000,000 disbursement.

Except for the modifications expressly mentioned above, nothing in the above amendments with respect to the Security shall in any way alter the rights which BDC now or hereafter has or may have and resulting from the Security nor shall it alter in any way the liability of the remaining obligant(s) and/or guarantor(s), as the case may be.

DISBURSEMENT

The following existing disbursement condition relating to this Loan:

Business Development Bank of Canada The Edison, Suite 1310, 150 - 9th Avenue SW Calgary, AB T2P3H9

www.lxlc.ca

EN LOA-FIN V2.0

Exhibit 10.51

For each loan being refinanced as described in the Loan Purpose, written confirmation of the payout balance must be obtained directly from the refinanced lender or from the external solicitor/notary.

BDC to disburse $10,000,000 to the external solicitor upon receipt and satisfactory confirmation of the conditions precedent requiring an internal F2025 year end statement and appraisal. The solicitor will pay out the $16,600,000 (CAD) convertible debentures based on $6,600,000 cash advanced from the borrower plus the first BDC disbursement of $10,000,000. The remaining $5,000,000 will be disbursed to the solicitor upon satisfactory receipt of the Audited 2025 financial statements (CP satisfied by BDC). The final $5,000,000 can be disbursed from the solicitor to the borrower upon satisfactory confirmation that the $16,600,000 CAD convertible debentures (programmed repayment) have been retired in full.

is modified and is now replaced with:

For each loan being refinanced as described in the Loan Purpose, written confirmation of the payout balance must be obtained directly from the refinanced lender or from the external solicitor/notary.

BDC to disburse $10,000,000 to the external solicitor upon receipt and satisfactory confirmation of the conditions precedent requiring an internal F2025 year end statement and appraisal. The solicitor will pay out the $16,600,000 (CAD) convertible debentures based on $6,600,000 cash advanced from the borrower plus the first BDC disbursement of $10,000,000. The remaining $5,000,000 will be disbursed to the solicitor, contingent upon the achievement of the forecasted targets for the first and second quarters of the 2026 fiscal year, the provision of a cash Letter of Credit (LC) in the amount of $3,500,000, and the satisfactory receipt of the Audited 2025 financial statements (CP satisfied by BDC). The final $5,000,000 can be disbursed from the solicitor to the borrower upon satisfactory confirmation that the $16,600,000 CAD convertible debentures (programmed repayment) have been retired in full.

All other terms and conditions of your financing with BDC remain unchanged.

Yours truly,

/s/ Mical Woldeselassie	/s/ Ken Kerr
Mical Woldeselassie	Ken Kerr
Senior Analyst, Corporate Financing	Director, Corporate Financing
Phone: [***]	Phone: [***]
[***]	[***]

Encl.

Exhibit 10.51

Business Development Bank of Canada The Edison, Suite 1310

150 - 9th Avenue SW Calgary, AB T2P3H9

Attention: Mical Woldeselassie

Re: BDC Loan 340411-01

The undersigned accept the terms and conditions set forth in BDC's Letter of Amendment dated January 30, 2026.

Signed this 30th day of January, 2026.

(date) (month) (year)

BORROWER

Dirtt Environmental Solutions Ltd.

/s/ Fareeha Khan ,Authorized Signing Officer

Name: Fareeha Khan

[Please print name of signing party]

GUARANTOR

Dirtt Environmental Solutions, Inc.

/s/ Fareeha Khan ,Authorized Signing Officer

Name: Fareeha Khan

[Please print name of signing party]